MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST
                                                          Two World Trade Center

LETTER TO THE SHAREHOLDERS April 30, 2000               New York, New York 10048

DEAR SHAREHOLDER:

The U.S. economy continued its unprecedented expansion into the new year. Strong growth pushed the unemployment rate to a 30-year low. Rising commodity prices heightened concern about inflation. The price of oil moved above $30 per barrel prior to ending April at $25 per barrel. Between June 1999 and March 2000, the Federal Reserve Board raised the federal funds rate in five, 25 basis-point moves to reach 6.00 percent. The Fed subsequently demonstrated its resistance to inflation by raising the federal funds rate another 50 basis points to 6.50 percent in May. Economic growth and a less accommodative monetary policy caused long-term interest rates to increase throughout 1999. In February, the U.S. Treasury announced plans to retire debt with the federal budget surplus. This precipitated a 50-75 basis-point rally in longer Treasury maturities.

MUNICIPAL MARKET CONDITIONS

The long-term insured municipal index began 1999 near a record low yield of 5.05 percent but increased to 5.97 percent by calendar year-end. This index reached a high of 6.18 percent in January 2000 before ending April at 5.93 percent. Because bond prices move inversely to changes in interest rates, higher yields caused bond prices to decline significantly last year and improve modestly in the first four months of 2000.

The ratio of municipal yields as a percentage of Treasury yields has been used historically as a measure of relative value. Over the past five years the ratio has ranged between an average high of 93 percent and an average low of 85 percent. The increase in the ratio from 92 percent at the end of 1999 to 99 percent at the end of April 2000 was primarily the result of the magnitude of the rally in long Treasuries. A rising yield ratio indicates weaker relative performance by municipals.

Higher interest rates reduced municipal market underwriting in 1999. New-issue volume declined 20 percent last year. Refunding activity, the most interest-rate-sensitive component of supply, was down more than

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST
LETTER TO THE SHAREHOLDERS April 30, 2000, continued

50 percent. In the first four months of this year, volume was 30 percent lower than in the same period last year.

                        [30-YEAR BOND YIELDS 1994-2000 CHART]

                      30-Year Insured         30-Year U.S.              Insured Municipal Yields as a
                     Municipal Yields        Treasury Yields          Percentage of U.S. Treasury Yields
1994                       5.40                  6.34                             85.17
                           5.40                  6.24                             86.54
                           5.80                  6.66                             87.09
                           6.40                  7.09                             90.27
                           6.35                  7.32                             86.75
                           6.25                  7.43                             84.12
                           6.50                  7.61                             85.41
                           6.25                  7.39                             84.57
                           6.30                  7.45                             84.56
                           6.55                  7.81                             83.87
                           6.75                  7.96                             84.80
                           7.00                  8.00                             87.50
                           6.75                  7.88                             85.66
1995                       6.40                  7.70                             83.12
                           6.15                  7.44                             82.66
                           6.15                  7.43                             82.77
                           6.20                  7.34                             84.47
                           5.80                  6.66                             87.09
                           6.10                  6.62                             92.15
                           6.10                  6.86                             88.92
                           6.00                  6.66                             90.09
                           5.95                  6.48                             91.82
                           5.75                  6.33                             90.84
                           5.50                  6.14                             89.58
                           5.35                  5.94                             90.07
1996                       5.40                  6.03                             89.55
                           5.60                  6.46                             86.69
                           5.85                  6.66                             87.84
                           5.95                  6.89                             86.36
                           6.05                  6.99                             86.55
                           5.90                  6.89                             85.63
                           5.85                  6.97                             83.93
                           5.90                  7.11                             82.98
                           5.70                  6.93                             82.25
                           5.65                  6.64                             85.09
                           5.50                  6.35                             86.61
                           5.60                  6.63                             84.46
1997                       5.70                  6.79                             83.95
                           5.65                  6.80                             83.09
                           5.90                  7.10                             83.10
                           5.75                  6.94                             82.85
                           5.65                  6.91                             81.77
                           5.60                  6.78                             82.60
                           5.30                  6.30                             84.13
                           5.50                  6.61                             83.21
                           5.40                  6.40                             84.38
                           5.35                  6.15                             86.99
                           5.30                  6.05                             87.60
                           5.15                  5.92                             86.99
1998                       5.15                  5.80                             88.79
                           5.20                  5.92                             87.84
                           5.25                  5.93                             88.53
                           5.35                  5.95                             89.92
                           5.20                  5.80                             89.66
                           5.20                  5.65                             92.04
                           5.18                  5.71                             90.72
                           5.03                  5.27                             95.45
                           4.95                  5.00                             99.00
                           5.05                  5.16                             97.87
                           5.00                  5.06                             98.81
                           5.05                  5.10                             99.02
1999                       5.00                  5.09                             98.23
                           5.10                  5.58                             91.40
                           5.15                  5.63                             91.47
                           5.20                  5.66                             91.87
                           5.30                  5.83                             90.91
                           5.47                  5.96                             91.78
                           5.55                  6.10                             90.98
                           5.75                  6.06                             94.88
                           5.85                  6.05                             96.69
                           6.03                  6.16                             97.90
                           6.00                  6.29                             95.39
                           5.97                  6.48                             92.13
2000                       6.18                  6.49                             95.22
                           6.04                  6.14                             98.37
                           5.82                  5.83                             99.83
                           5.91                  5.96                             99.16

PERFORMANCE

During the six-month period ended April 30, 2000, the net asset value (NAV) of Morgan Stanley Dean Witter Quality Municipal Investment Trust (IQT) decreased from $14.35 to $14.34 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.47 per share, the Trust's total NAV return was
3.55 percent. IQT's value on the New York Stock Exchange (NYSE) was unchanged at $13.00 per share during this period. IQT's total market return which includes the reinvestment of tax-free dividends, was 3.62 percent. On April 30, 2000, IQT's share price was at a 9.34 percent discount to its NAV.

Monthly dividends for the second quarter of 2000, declared in March, were unchanged at $0.0775 per share. The Trust's level of undistributed net investment income was $0.153 per share on April 30, 2000, versus $0.143 per share six months earlier.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

PORTFOLIO STRUCTURE

The Trust's investments were diversified among 15 long-term sectors and 62 credits. At the end of April, the portfolio's average maturity was 19 years. Average duration, a measure of sensitivity to interest rate changes, was 5.3 years. Issues in the refunded bond category comprised 17 percent of net assets. These bonds have been refinanced and will be redeemed on the dates shown in the portfolio. Current information on the portfolio's credit ratings, sector distribution and geographic diversification is provided in the accompanying charts and tables. Optional call provisions and their respective cost (book) yields are also shown.

THE IMPACT OF LEVERAGING

As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the six month period, ARPS leverage contributed approximately $0.06 per share to common share earnings. Weekly ARPS yields ranged between 3.30 percent and 5.50 percent. In comparison, the yield on 1-year municipal notes increased from 3.77 percent at the end of October 1999 to 4.23 percent at the end of April. The Trust's two ARPS series totaling $105 million represented 30 percent of net assets.

LOOKING AHEAD

The Federal Reserve Board has expressed concern about consumer wealth and rising prices. We anticipate that the central bank will continue to increase short-term interest rates in an effort to slow the economy. We believe municipal bonds continue to offer tax-conscious investors good long-term value.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, which ever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the six-month period ended April 30, 2000, the Trust purchased and retired 3.68 percent of its common stock (650,500 shares) at a weighted average market discount of 9.39 percent. The anti-dilutive effect of acquiring treasury shares is reported in the table of Financial Highlights on page 18.

We appreciate your ongoing support of Morgan Stanley Dean Witter Quality Municipal Investment Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

[LARGEST TERM SECTORS PIE CHART]

Mortgage                                                                          20
Refunded                                                                          17
IDR/PCR*                                                                           9
Transportation                                                                     8
Hospital                                                                           7
Water & Sewer                                                                      7
General Obligation                                                                 6
Resource Recovery                                                                  6

[CREDIT RATINGS PIE CHART]

AAA/AAA                                                   AA/AA                        A/A                       BAA/BBB
-------                                                   -----                        ---                       -------
59%                                                        16%                         24%                          1%

[GEOGRAPHIC SUMMARY OF INVESTMENTS TABLE]

GEOGRAPHIC SUMMARY OF INVESTMENTS
Based on Market Value as a Percent of Net Assets
30-Apr-00
Alabama                                                                           0.50%
California                                                                         2.5
Colorado                                                                           1.7
District of Columbia                                                               0.4
Florida                                                                            4.7
Hawaii                                                                             4.9
Illinois                                                                           7.8
Indiana                                                                              1
Kansas                                                                               3
Kentucky                                                                           1.4
Maine                                                                              1.4
Maryland                                                                          1.40
Massachusetts                                                                      6.8
Michigan                                                                             2
Missouri                                                                           1.3
Nebraska                                                                           1.7
New Hampshire                                                                      0.8
New Jersey                                                                         6.4
New York                                                                           7.9
North Carolina                                                                     3.3
Ohio                                                                               7.3
Oregon                                                                             0.6
Pennsylvania                                                                     11.40
South Carolina                                                                     5.9
Tennessee                                                                          1.3
Texas                                                                              4.3
Utah                                                                                 2
Virginia                                                                           1.8
Washington                                                                           3
Wyoming                                                                            0.3
Total                                                                            98.80%

-----------------------------
Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

                                    [GRAPH]

YEARS BONDS CALLABLE                                                       PERCENT CALLABLE*
--------------------                                                       -----------------
2001                                                                            53.00
2002                                                                             2.00
2003                                                                             6.00
2004                                                                             1.00
2005                                                                            10.00
2006                                                                             2.00
2007                                                                             3.00
2008                                                                             8.00
2009                                                                             6.00
2010+                                                                            9.00
                                                                 Weighted Average Call Protection: 4 Years

                                                                                         Weighted Average Book Yield: 6.5%
YEARS BONDS CALLABLE                                                                            COST (BOOK) YIELD **
--------------------                                                                            --------------------
2001                              6.90

2002                              7.00

2003                              6.80

2004                              5.30

2005                              6.10

2006                              6.50

2007                              6.10

2008                              5.10

2009                              5.70

2010+                             6.60

 *  % Based on Long-Term Portfolio.
** Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before Trust operating expenses. For example, the Trust earned a book yield of 6.8% on 6% of the bonds in the long-term portfolio that are callable in 2003.
    Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS April 30, 2000 (unaudited)

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (97.7%)
            General Obligation (5.8%)
$  4,000    Florida Board of Education, Capital Outlay Refg 1998 Ser
             D..........................................................   4.50%   06/01/24    $ 3,193,040
  10,000    Chicago School Reform Board, Illinois, Dedicated Tax Ser
             1997 (AMBAC)...............................................   5.75    12/01/27      9,652,500
   1,000    Michigan Municipal Bond Authority, School Ser 1998..........   5.25    12/01/13        971,580
   5,000    North Carolina, Public School Building Ser 1999.............   4.60    04/01/17      4,333,050
   2,000    Oregon, Veterans' Welfare Ser 75............................   6.00    04/01/27      2,013,920
--------                                                                                       -----------
  22,000                                                                                        20,164,090
--------                                                                                       -----------

            Educational Facilities Revenue (1.5%)
   3,480    Indiana University, Student Fee Ser K (MBIA)................   5.875   08/01/20      3,473,491
   2,200    University of North Carolina, Pool Ser 1998 B (MBIA)........   4.50    10/01/18      1,824,240
--------                                                                                       -----------
   5,680                                                                                         5,297,731
--------                                                                                       -----------

            Electric Revenue (4.2%)
   5,000    Long Island Power Authority, New York, Ser 2000 A (FSA)
             (WI).......................................................   0.00    06/01/16      1,973,900
   3,190    North Carolina Municipal Power Agency #1, Catawba Ser
             1992.......................................................   6.25    01/01/17      3,102,849
   5,000    South Carolina Public Service Authority, 1997 Refg Ser A
             (MBIA).....................................................   5.00    01/01/29      4,223,300
   4,965    San Antonio, Texas, Electric & Gas Refg Ser 1994-A..........   5.00    02/01/14      4,627,231
   1,000    Intermountain Power Agency, Utah, Refg 1996 Ser D (Secondary
             FSA).......................................................   5.00    07/01/21        870,110
--------                                                                                       -----------
  19,155                                                                                        14,797,390
--------                                                                                       -----------

            Hospital Revenue (6.8%)
  10,000    Massachusetts Health & Educational Facilities Authority, St
             Elizabeth's Hospital of Boston Ser D & E (FSA).............   6.70    08/15/21     10,332,300
   3,000    Missouri Health & Educational Facilities Authority, SSM
             Healthcare Ser 1998 A (MBIA)...............................   5.00    06/01/22      2,622,030
   5,000    New Jersey Health Care Authority, St Barnabas Medical Center
             Ser 1998 B (MBIA)..........................................   4.75    07/01/28      4,059,400
   5,000    New York State Dormitory Authority, Long Island Jewish
             Medical Center Ser 1998 (MBIA).............................   5.00    07/01/18      4,455,900
   2,180    Charlotte-Mecklenburg Hospital Authority, North Carolina,
             Ser 1992...................................................   6.25    01/01/20      2,198,944
--------                                                                                       -----------
  25,180                                                                                        23,668,574
--------                                                                                       -----------

            Industrial Development/Pollution Control Revenue (9.4%)
   9,000    Hawaii Department Budget & Finance, Citizens Utilities Co
             1991 Ser A & B (AMT).......................................   6.66    11/01/21      9,210,690
            Chicago, Illinois,
   5,000     Chicago-O'Hare Int'l Airport/Lufthansa German Airlines Inc
             Ser 1990 (AMT).............................................   7.125   05/01/18      5,177,000
   2,000     Peoples Gas Light & Coke Co Refg 1995 Ser A................   6.10    06/01/25      1,993,240
   4,000    New York State Energy Research & Development Authority,
             Brooklyn Union Gas Co 1991 Ser A & B (AMT).................   6.952   07/01/26      4,171,680
  12,000    Richland County, South Carolina, Union Camp Corp Ser 1991 B
             (AMT)......................................................   7.125   09/01/21     12,321,720
--------                                                                                       -----------
  32,000                                                                                        32,874,330
--------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS April 30, 2000 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Mortgage Revenue - Multi-Family (8.1%)
$ 10,000    Illinois Housing Development Authority, 1991 Ser A..........   8.25%   07/01/16    $10,506,900
  15,000    New Jersey Housing & Mortgage Finance Agency, Presidential
             Plaza at Newport - FHA Insured Refg 1991 Ser 1.............   7.00    05/01/30     15,642,150
   1,970    New York State Housing Finance Agency, 1996 Ser A Refg
             (FSA)......................................................   6.10    11/01/15      2,011,213
--------                                                                                       -----------
  26,970                                                                                        28,160,263
--------                                                                                       -----------

            Mortgage Revenue - Single Family (11.8%)
   4,110    California Housing Finance Agency, Home 1991 Ser G (AMT)....   7.05    08/01/27      4,192,940
   5,635    Colorado Housing Finance Authority, Refg 1991 Ser A.........   7.25    11/01/31      5,767,423
   1,420    District of Columbia Housing Finance Agency, GNMA
             Collateralized Ser 1990 B (AMT)............................   7.10    12/01/24      1,449,053
   4,635    Maine Housing Authority, Purchase 1988 Ser D-6 (AMT)........   7.25    11/15/19      4,728,673
   1,080    Michigan Housing Development Authority, 1991 Ser B..........   6.95    12/01/20      1,099,051
   5,800    Nebraska Investment Finance Authority, GNMA-Backed 1990 Ser
             A & B (AMT)................................................   7.025   09/15/23      5,966,460
   2,850    New Hampshire Housing Finance Authority, Residential 1991
             Ser D (AMT)................................................   7.25    07/01/15      2,909,195
            Ohio Housing Finance Agency,
   1,990     Residential 1996 Ser B-2 (AMT).............................   6.10    09/01/28      1,919,713
   3,550     GNMA-Backed Ser A 1 & 2 (AMT)..............................   6.903   03/01/31      3,639,993
   4,500    Tennessee Housing Development Agency, Homeownership Issue T
             (AMT)......................................................   7.375   07/01/23      4,556,340
   3,820    Virginia Housing Development Authority, 1992 Ser A..........   7.15    01/01/33      3,896,171
     865    Wyoming Community Development Authority, Federally
             Insured/Gtd Loans 1988 Ser G (AMT).........................   7.25    06/01/21        890,267
--------                                                                                       -----------
  40,255                                                                                        41,015,279
--------                                                                                       -----------

            Nursing & Health Related Facilities Revenue (0.3%)
     940    New York State Medical Care Facilities Finance Agency,
--------     Mental Health 1991 Ser C...................................   7.30    02/15/21        983,014
                                                                                               -----------

            Recreational Facilities Revenue (1.1%)
   4,000    Houston, Texas, Sr Lien Hotel Occupancy Tax Refg Ser 1995
             (FSA)......................................................   5.50    07/01/15      3,923,080
--------                                                                                       -----------

            Resource Recovery Revenue (5.8%)
   5,000    Northeast Maryland Waste Disposal Authority, Montgomery
             County Ser 1993 A (AMT)....................................   6.30    07/01/16      5,068,450
   4,610    Detroit Economic Development Corporation, Michigan, Ser 1991
             A (AMT) (FSA)..............................................   6.875   05/01/09      4,782,921
  10,000    Montgomery County Industrial Development Authority,
             Pennsylvania, Ser 1989.....................................   7.50    01/01/12     10,256,600
--------                                                                                       -----------
  19,610                                                                                        20,107,971
--------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS April 30, 2000 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Student Loan Revenue (4.0%)
$ 13,000    Pennsylvania Higher Education Assistance Agency, 1991 Ser A
--------     & B (AMT) (AMBAC)**........................................   6.854%  09/01/26    $14,031,550
                                                                                               -----------

            Transportation Facilities Revenue (8.2%)
  10,000    Hillsborough County Port District, Florida, Tampa Port
             Authority Spl & Refg Ser 1995 (AMT) (FSA)..................   6.00    06/01/20     10,073,900
   3,000    Lee County, Florida, Ser 1995 (MBIA)........................   5.75    10/01/22      2,977,440
   7,000    Hawaii, Airports Second Ser of 1991 (AMT)...................   6.90    07/01/12      7,780,010
   2,480    New Jersey Transportation Trust Authority, New Jersey, 1999
             Ser........................................................   5.625   06/15/14      2,538,181
   5,000    Houston, Texas, Airport Sub Lien Ser 1991 A (AMT) (FGIC)....   6.75    07/01/21      5,187,600
--------                                                                                       -----------
  27,480                                                                                        28,557,131
--------                                                                                       -----------

            Water & Sewer Revenue (6.9%)
   2,000    Birmingham, Alabama, Water & Sewer Ser 1998 A...............   4.75    01/01/21      1,685,000
   5,470    California Department Water Resources, Central Valley Ser
             U..........................................................   5.00    12/01/29      4,723,290
   5,000    Louisville & Jefferson County Metropolitan Sewer District,
             Kentucky, Ser 1999 A (FGIC)................................   5.75    05/15/33      4,884,200
            Massachusetts Water Resources Authority,
   1,585     2000 Ser A (FGIC)..........................................   6.00    08/01/13      1,666,897
     700     2000 Ser A (FGIC)..........................................   6.00    08/01/14        732,753
   5,000    New York City Municipal Water Finance Authority, New York,
             1999 Ser A (FGIC)..........................................   4.75    06/15/31      4,060,600
   5,000    Charleston, South Carolina, Refg Cap Impr Ser 1998
             (Secondary FGIC)...........................................   4.50    01/01/24      3,993,700
   3,000    Loudoun County Sanitation Authority, Virginia, Ser 1998
             (MBIA).....................................................   4.75    01/01/30      2,450,940
--------                                                                                       -----------
  27,755                                                                                        24,197,380
--------                                                                                       -----------

            Other Revenue (7.3%)
  10,000    New York Local Government Assistance Corporation, Ser 1995
             A..........................................................   6.00    04/01/24     10,016,300
  15,000    Emmaus General Authority, Pennsylvania, Local Government Ser
             1988 H (FGIC)..............................................   7.00    05/15/18     15,425,550
--------                                                                                       -----------
  25,000                                                                                        25,441,850
--------                                                                                       -----------

            Refunded (16.5%)
  10,000    Wichita, Kansas, CSJ Health System of Wichita Inc Ser
             1991.......................................................   7.00    11/15/01+    10,522,300
  10,000    Massachusetts Health & Educational Facilities Authority,
             Brigham & Women's Hospital Ser D...........................   6.75    07/01/01+    10,446,000
   9,000    Lorain County, Ohio, Humility of Mary Health Care Corp Ser
             1991 B (ETM)...............................................   7.20    12/15/11      9,524,160
  10,000    Middleburg Heights, Ohio, Southwest General Hospital Ser
             1991.......................................................   7.20    08/15/01+    10,506,300
   6,000    Salt Lake City, Utah, IHC Hospitals Inc Refg Ser 1991
             (AMBAC) (ETM)..............................................   6.75    05/15/20      6,252,840
  10,000    Washington Public Power Supply System, Proj #1 Refg Ser
             1991.......................................................   6.875   07/01/01+    10,444,900
--------                                                                                       -----------
  55,000                                                                                        57,696,500
--------                                                                                       -----------
 344,025    TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $336,466,303).................   340,916,133
--------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

PORTFOLIO OF INVESTMENTS April 30, 2000 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (1.1%)
$    600    Massachusetts Health & Educational Facilities Authority,
             Capital Asset Ser D (MBIA) (Demand 05/01/00)...............   6.05*%  01/01/35    $   600,000
   2,000    Missouri Health & Educational Facilities Authority,
             Washington University Ser 1996 D (Demand 05/01/00).........   5.80*   09/01/30      2,000,000
   1,400    Harris County Health Facilities Development Corporation,
             Texas, Methodist Hospital Ser 1994 (Demand 05/01/00).......   5.80*   12/01/25      1,400,000
--------                                                                                       -----------
   4,000    TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (Identified Cost
             $4,000,000)....................................................................     4,000,000
--------                                                                                       -----------

$348,025    TOTAL INVESTMENTS (Identified Cost $340,466,303)(a)...................     98.8%    344,916,133
========

            OTHER ASSETS IN EXCESS OF LIABILITIES...................................     1.2     4,156,784
                                                                                      ------   -----------

            NET ASSETS.............................................................   100.0%   $349,072,917
                                                                                      ======   ===========

---------------------

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
   ETM      Escrowed to maturity.
    WI      Security purchased on a "when-issued" basis.
    +       Prerefunded to call date shown.
    *       Current coupon of variable rate demand obligation.
    **      This security is segregated in connection with the purchase of a "when-issued" security.
   (a)      The aggregate cost for federal income tax purposes
            approximates identified cost. The aggregate gross unrealized appreciation is $9,693,080 and the aggregate gross
            unrealized depreciation is $5,243,250, resulting in net
            unrealized appreciation of $4,449,830.

Bond Insurance:
---------------
  AMBAC     AMBAC Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2000 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $340,466,303).............................   $344,916,133
Cash........................................................         95,985
Receivable for:
    Interest................................................      6,175,501
    Investments sold........................................        185,000
Prepaid expenses............................................         59,245
                                                               ------------

    TOTAL ASSETS............................................    351,431,864
                                                               ------------

LIABILITIES:
Payable for:
    Investments purchased...................................      2,019,150
    Dividends to preferred shareholders.....................        102,025
    Investment management fee...............................        101,306
    Shares of beneficial interest repurchased...............         44,371
Accrued expenses............................................         92,095
                                                               ------------

    TOTAL LIABILITIES.......................................      2,358,947
                                                               ------------

    NET ASSETS..............................................   $349,072,917
                                                               ============

COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares
 authorized of non-participating $.01 par value, 2,100
 shares outstanding)........................................   $105,000,000
                                                               ------------
Common shares of beneficial interest (unlimited shares
 authorized of $.01 par value, 17,026,213 shares
 outstanding)...............................................    237,681,419
Net unrealized appreciation.................................      4,449,830
Accumulated undistributed net investment income.............      2,599,290
Accumulated net realized loss...............................       (657,622)
                                                               ------------

    NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS............    244,072,917
                                                               ------------

    TOTAL NET ASSETS........................................   $349,072,917
                                                               ============

NET ASSET VALUE PER COMMON SHARE
 ($244,072,917 divided by 17,026,213 common shares
 outstanding)...............................................         $14.34
                                                               ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

STATEMENT OF OPERATIONS
For the six months ended April 30, 2000 (unaudited)

NET INVESTMENT INCOME:

INTEREST INCOME.............................................  $11,069,584
                                                              -----------

EXPENSES
Investment management fee...................................      615,746
Auction commission fees.....................................      152,880
Professional fees...........................................       54,419
Transfer agent fees and expenses............................       31,339
Shareholder reports and notices.............................       23,738
Registration fees...........................................       12,389
Custodian fees..............................................        9,392
Auction agent fees..........................................        8,798
Trustees' fees and expenses.................................        8,464
Other.......................................................       10,164
                                                              -----------

    TOTAL EXPENSES..........................................      927,329

Less: expense offset........................................       (9,372)
                                                              -----------

    NET EXPENSES............................................      917,957
                                                              -----------

    NET INVESTMENT INCOME...................................   10,151,627
                                                              -----------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss...........................................     (164,934)
Net change in unrealized appreciation.......................   (1,042,269)
                                                              -----------

    NET LOSS................................................   (1,207,203)
                                                              -----------

NET INCREASE................................................  $ 8,944,424
                                                              ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                        FOR THE SIX       FOR THE YEAR
                                                       MONTHS ENDED           ENDED
                                                       APRIL 30, 2000     OCTOBER 31, 1999
------------------------------------------------------------------------------------------
                                                         (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................      $10,151,627       $20,944,882
Net realized loss....................................         (164,934)        (492,688)
Net change in unrealized appreciation................       (1,042,269)     (22,589,745)
                                                          ------------     ------------

    NET INCREASE (DECREASE)..........................        8,944,424       (2,137,551)
                                                          ------------     ------------
Dividends to preferred shareholders from net
 investment income...................................       (2,032,023)      (3,671,318)
                                                          ------------     ------------

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS
FROM:
Net investment income................................       (8,048,126)     (16,262,280)
Net realized gain....................................         --             (2,019,364)
                                                          ------------     ------------

    TOTAL DIVIDENDS AND DISTRIBUTIONS................       (8,048,126)     (18,281,644)
                                                          ------------     ------------

Decrease from transactions in common shares of
 beneficial interest.................................       (8,424,760)      (4,888,397)
                                                          ------------     ------------

    NET DECREASE.....................................       (9,560,485)     (28,978,910)
NET ASSETS:
Beginning of period..................................      358,633,402      387,612,312
                                                          ------------     ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $2,599,290 and $2,527,812, respectively).........     $349,072,917     $358,633,402
                                                          ============     ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 2000 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Quality Municipal Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on July 2, 1991 and commenced operations on September 27, 1991.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 2000 (unaudited) continued

investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2000 aggregated $9,201,589 and $15,502,335, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At April 30, 2000, the Trust had transfer agent fees and expenses payable of approximately $1,900.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended April 30, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,541. At April 30, 2000, the Trust had an accrued pension liability of $42,726 which is included in accrued expenses in the Statement of Assets and Liabilities.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 2000 (unaudited) continued

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series A and Series B Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption. Dividends, which are cumulative, are reset through auction procedures.

                     AMOUNT                RESET         RANGE OF
SERIES  SHARES*   IN THOUSANDS*   RATE*     DATE     DIVIDEND RATES**
------  -------   -------------   -----   --------   ----------------
  A      1,400       $70,000      4.50%   05/03/00    3.30% - 5.50%
  B        700        35,000      3.80    09/01/00            3.80

---------------------
 *  As of April 30, 2000.
** For the six months ended April 30, 2000.

Subsequent to April 30, 2000 and up through June 2, 2000 the Trust paid dividends to Series A and B at rates ranging from 3.80% to 5.05% in the aggregate amount of $430,283.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 2000 (unaudited) continued

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                                        EXCESS OF
                                                                SHARES     PAR VALUE    PAR VALUE
                                                              ----------   ---------   ------------
Balance, October 31, 1998...................................  18,047,013   $180,470    $250,814,643
Treasury shares purchased and retired (weighted average
 discount 8.80%)*...........................................    (370,300)    (3,703)     (4,885,231)
                                                              ----------   --------    ------------
Balance, October 31, 1999...................................  17,676,713    176,767     245,929,412
Treasury shares purchased and retired (weighted average
 discount 9.39%)*...........................................    (650,500)    (6,505)     (8,418,255)
                                                              ----------   --------    ------------
Balance, April 30, 2000.....................................  17,026,213   $170,262    $237,511,157
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At October 31, 1999, the Trust had a net capital loss carryover of approximately $493,000 which will be available through October 31, 2007 to offset future capital gains to the extent provided by regulations.

7. DIVIDENDS TO COMMON SHAREHOLDERS

On March 28, 2000, the Trust declared the following dividends from net investment income:

 AMOUNT       RECORD         PAYABLE
PER SHARE      DATE           DATE
---------  ------------   -------------
 $0.0775    May 5, 2000    May 19, 2000
 $0.0775   June 9, 2000   June 23, 2000

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                        FOR THE SIX                 FOR THE YEAR ENDED OCTOBER 31,*
                                                       MONTHS ENDED       ----------------------------------------------------
                                                      APRIL 30, 2000*       1999       1998       1997       1996       1995
------------------------------------------------------------------------------------------------------------------------------
                                                        (unaudited)

SELECTED PER SHARE DATA:
Net asset value, beginning of period..............         $14.35           $15.66     $15.50    $ 15.18    $ 15.31    $ 14.09
                                                           ------           ------     ------    -------    -------    -------
Income (loss) from investment operations:
 Net investment income............................           0.59             1.16       1.19       1.20       1.21       1.22
 Net realized and unrealized gain (loss)..........          (0.06)           (1.28)      0.15       0.34       0.06       1.30
                                                           ------           ------     ------    -------    -------    -------
Total income (loss) from investment operations....           0.53            (0.12)      1.34       1.54       1.27       2.52
                                                           ------           ------     ------    -------    -------    -------
Less dividends and distributions from:
 Net investment income............................          (0.47)           (0.90)     (0.96)     (0.96)     (1.02)     (1.08)
 Common share equivalent of dividends paid to
   preferred shareholders.........................          (0.12)           (0.20)     (0.21)     (0.22)     (0.22)     (0.22)
 Net realized gain................................             --            (0.11)     (0.01)     (0.05)     (0.16)        --
                                                           ------           ------     ------    -------    -------    -------
Total dividends and distributions.................          (0.59)           (1.21)     (1.18)     (1.23)     (1.40)     (1.30)
                                                           ------           ------     ------    -------    -------    -------
Anti-dilutive effect of acquiring treasury
 shares...........................................           0.05             0.02         --       0.01         --         --
                                                           ------           ------     ------    -------    -------    -------
Net asset value, end of period....................         $14.34           $14.35     $15.66    $ 15.50    $ 15.18    $ 15.31
                                                           ======           ======     ======    =======    =======    =======
Market value, end of period.......................         $13.00           $13.00     $15.50    $15.313    $14.625    $14.625
                                                           ======           ======     ======    =======    =======    =======
TOTAL RETURN+.....................................           3.62%(1)       (10.12)%     7.71%     12.16%      8.44%     23.76%
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS:
Total expenses....................................           0.75%(2)(3)      0.71%      0.71%(3)     0.71%     0.72%     0.74%
Net investment income before preferred stock
 dividends........................................           8.22%(2)         7.66%      7.65%      7.93%      8.02%      8.31%
Preferred stock dividends.........................           1.64%(2)         1.34%      1.37%      1.44%      1.45%      1.50%
Net investment income available to common
 shareholders.....................................           6.58%(2)         6.32%      6.28%      6.49%      6.57%      6.81%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...........       $349,073         $358,633   $387,612   $384,773   $380,488   $383,920
Asset coverage on preferred shares at end of
 period...........................................            332%             341%       369%       366%       362%       365%
Portfolio turnover rate...........................              3%(1)            8%         9%         5%         7%        12%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1) Not annualized.
(2) Annualized.
(3) Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INVESTMENT TRUST

REVISED INVESTMENT POLICY (unaudited)

On January 26, 2000, the Trustees of Morgan Stanley Dean Witter Quality Municipal Investment Trust (the "Trust") approved an investment policy whereby the Trust would be permitted to invest up to 10% of its assets in inverse floating rate municipal obligations. The inverse floating rate municipal obligations in which the Trust will invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligation will increase and if market interest rates increase, the interest rate on the obligation will fall. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.



MORGAN STANLEY
DEAN WITTER
QUALITY MUNICIPAL
INVESTMENT TRUST


Semiannual Report
April 30, 2000